UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 21, 2006

Wave Wireless Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-25356	77-0289371
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

255 Consumers Road, Suite 500, Toronto, Ontario		M2J 1R4
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	416-502-3200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

The Company, today, is further announcing that it did not file its Quarterly Report on Form 10-QSB by the deadline specified by the Securities and Exchange Commission. Despite diligent efforts, the Company could not file its Quarterly Report on Form 10-QSB by the deadline because it required additional time to obtain and compile additional information necessary to complete the Form 10-QSB. The Company expects to file the Form 10-QSB as soon as is practicable.

As announced in its report on form 8-K, filed August 3, 2006, the Company is reviewing all of its business operations with the intent to sell some or all of its business units or enter into strategic partnerships related to individual product lines or business units.

In its financial statements for the quarter ended March 31, 2006, the Company reported intangible assets, including goodwill, in the amount of $26,738,000. These amounts arose through the acquisition of the Speedlan line of products in 2003 and the acquisition of WaveRider Communications Inc. ("WaveRider") in March 2006. As a result of the Company's decision to sell a number of WaveRider's subsidiaries and the decision to dispose of some or all of the company's business units, the Company will be required to write off a significantly portion, and perhaps all, of its intangible assets, including goodwill, in the quarter ended June 30, 2006.

The Company is obtaining independent evaluation of each of its business units in order to properly reflect the recoverability and classification of recorded asset amounts and the amounts and classification of liabilities on its financial statements. The Company requires additional time to complete this process.

There can be no assurance that the Company will be successful in selling certain of its product lines and business units, or entering into strategic relationships in order to meet its immediate working capital needs. If the Company is unsuccessful and no other alternatives are available to provide for the Company's working capital needs, it will be required to seek protection under the bankruptcy laws; in which event the Company believes it is unlikely that its common stock will have any value.

The information contained in this report is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This report contains forward-looking statements. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. These forward-looking statements are based on the Company’s current expectations, estimates and projections about its industry, management’s beliefs, and certain assumptions made by the Company, all of which are subject to change. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause the Company’s actual results to differ materially and adversely from those expressed in any forward-looking statement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wave Wireless Corporation

August 21, 2006	By:	T. S. Worthington

Name: T. S. Worthington
Title: Vice President and CFO